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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2005

VENOCO, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-123711 (Commission file number)	77-0323555 (I.R.S. Employer Identification Number)
370 17th Street, Suite 3260 Denver, Colorado	80202-1370
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 626-8300

N/A
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

        On April 4, 2005, Venoco, Inc. issued a press release announcing the closing of the sale of its property in Big Mineral Creek, Texas. That press release, a copy of which is attached as exhibit 99.1 hereto, is incorporated by reference herein.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit No.	Description
99.1	Press Release, dated April 4, 2005.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2005
VENOCO, INC.
	By:	/s/ TIMOTHY M. MARQUEZ
		Name:	Timothy M. Marquez
		Title:	Chief Executive Officer

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SIGNATURE